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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   ___________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                   March 5, 2004


                          CEDAR SHOPPING CENTERS, INC.
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               (Exact name of registrant as specified in charter)



    Maryland                       0-14510                        42-1241468
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(State or other                  (Commission                    (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
 Incorporation)



44 South Bayles Avenue, Port Washington, New York                        11050
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     (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code                (516) 767-6492



--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets

Purchase of Dubois Commons, Dubois, Pennsylvania and Townfair Center, Indiana, Pennsylvania

On March 5, 2004, pursuant to an Agreement of Purchase and Sale dated as of December 24, 2003, Cedar Shopping Centers Partnership, L.P. (the "Operating Partnership"), through a newly created wholly-owned limited liability company, purchased Dubois Commons, an approximate 190,000 sq. ft. of gross leasable area ("GLA") community shopping center located on approximately 23 acres in Dubois, Pennsylvania, for approximately $17.4 million plus closing costs of approximately $280,000. Anchor tenants include a 52,600 sq. ft. SuperValu
Shop `n Save supermarket, and a 54,400 sq. ft. Elder Beerman department store. Other tenants include Pier 1 Imports, Fashion Bug, Blockbuster, Dollar Tree and Radio Shack. The property is also anchored by a (non-owned) Lowe's home improvement center of approximately 117,000 sq. ft. The property was completed in 1999 and expanded in 2003.

The Dubois Commons property is presently projected to generate net operating income of approximately $1,475,000 for the year ending December 31, 2004.

Purchase of the property was funded from the Company's floating rate revolving credit facility which bears interest at the rate of 225 basis points over 30-day LIBOR (London Inter Bank Offered Rate). Fleet National Bank is the lead arranger and administrative agent under this facility.

On March 17, 2004, pursuant an Agreement of Purchase and Sale dated as of December 24, 2003, the Operating Partnership, through two newly created wholly-owned limited liability companies, purchased Townfair Center, an approximate 216,000 sq. ft. of GLA community shopping center located on approximately 20 acres in Indiana, Pennsylvania, for approximately $16.6 million plus closing costs of approximately $260,000. Anchor tenants include a 95,000 sq. ft. Lowe's home improvement center, a 50,000 sq, ft, SuperValu Shop `n Save supermarket and a 17,600 sq. ft. Michael's craft store. Other tenants include CVS pharmacy and Pier 1 Imports. The property was constructed in 1997 and expanded in 2001-2003. The largest portion, consisting of approximately 191,000 sq. ft. of GLA on approximately 15 acres of land, is encumbered by a first mortgage, as described below. The balance of the center consists of approximately 25,000 sq. ft. of GLA leased to Michael's and Pier 1, plus certain expansion space, on approximately 5 acres of land and is presently unencumbered.

The purchase price for the Townfair Center included assumption of an existing first mortgage loan on the 15 acre parcel in the amount of approximately $9.99 million. The balance of approximately $6.87 million was funded from the Company's floating rate revolving credit facility. The first mortgage loan on the Cedar Townfair, LLC land and buildings is due March 1, 2008, and carries interest at 6.96% with a 30-year amortization schedule.

The Townfair Center property is presently projected to generate net operating income of approximately $1,400,000 for the year ending December 31, 2004. Annualized debt service on the first mortgage is approximately $851,000.

This filing is made with respect to the two properties in a single filing as each of the properties has been purchased from ownership entities affiliated with Michael Joseph Development Corporation. The transactions were negotiated on an arm's length basis. The Company will continue to use the properties as community shopping centers.

The information contained herein includes summaries, prepared by management, of written agreements with respect to the described transactions. Such summaries are intended to reflect and describe the terms and provisions of various agreements with respect to such transactions and are subject in each case to the terms and provisions of the underlying agreements, where applicable, filed together with this Report.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial statements of the property acquired will be filed separately.
         (b) Pro Forma financial information relative to the acquired property will be filed separately.
         (c)      Exhibits

         The following exhibits are included herein:
         (10.1) Loan Agreement by and among Cedar Shopping Centers Partnership, L.P., Fleet National Bank, Commerzbank AG New York Branch, PB Capital Corporation, Manufacturers and Traders Trust Company, Sovereign Bank, Raymond James Bank, FSB, Citizens Bank and the other lending institutions which are or may become parties to the Loan Agreement (the "Lenders") and Fleet National Bank (as Administrative Agent), dated January 30, 2004;
         (10.2) Agreement of Purchase and Sale between Dubois Realty Partners, L.P. and Cedar Shopping Centers Partnership, L.P., dated as of December 24 2003;
         (10.3) Guaranty of Cedar Dubois, LLC by and among Cedar Shopping Centers Partnership, L.P. and Fleet National Bank, dated January 30, 2004;
         (10.4) Pledge and Security Agreement of Cedar Dubois, LLC by and between Cedar Shopping Centers Partnership, L.P. and Fleet National Bank, dated as of March 2004;
         (10.5) Open-End Mortgage and Security Agreement of Cedar Dubois, LLC between Fleet National Bank and Cedar Shopping Centers Partnership, L.P., dated as of March 2004;
         (10.6) Collateral Assignment of Leases and Rents of Cedar Dubois, LLC by and among Cedar Shopping Centers Partnership, L.P. and Fleet National Bank, dated as of March 2004;
         (10.7) Environmental Compliance and Indemnity Agreement of Cedar Dubois, LLC by and among Cedar Shopping Centers Partnership, L.P. and Fleet National Bank, dated January 30, 2004;
         (10.8) Limited Liability Company Agreement of Cedar Dubois, LLC by Cedar Shopping Centers Partnership, L.P. as sole member, dated March 2004;
         (10.9) Agreement of Purchase and Sale between Townfair Center Associates and Townfair Center Associates, Phase III (comprised of P.J. Dick Incorporated and Michael Joseph Limited Partnership) and Cedar Shopping Centers Partnership, L.P., dated as of December 24, 2003;
         (10.10) Loan Agreement between Patrician Financial Company Limited Partnership as Lender and Townfair Center Associates as Borrower, dated as of February 13, 1998;
         (10.11) Promissory Note (Townfair Center Phases I & II) from Cedar Shopping Centers Partnership, L.P. to Patrician Financial Company Limited Partnership, Note Date: February 13, 1998;
         (10.12) Open-End Mortgage, Assignment of Leases and Rents and Security Agreement by Townfair Center Associates in favor of Patrician Financial Company Limited Partnership, entered into as of February 13, 1998;
         (10.13) Capital Improvement and Tenant Fitout Escrow Agreement between Wells Fargo Bank, N.A. and Cedar Townfair, LLC, made as of March 17, 2004;
         (10.14) Consent and Assumption Agreement with Limited Release by and among Townfair Center Associates and Cedar Townfair, LLC, entered into as of March 17, 2004;
         (10.15) Assignment and Assumption of Leases and Security Deposits between Townfair Center Associates, Phase III, (comprised of P.J. Dick Incorporated and Michael Joseph Limited Partnership) and Cedar Townfair Phase III, LLC, dated March 2004;
         (10.16) Assignment and Assumption Agreement from Cedar Shopping Centers Partnership, L.P. to Cedar Townfair Phase III, LLC by and between Townfair Center Associates and Townfair Center Associates, Phase III, dated March 2004;


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         (10.17)  Limited Liability Company Agreement of Cedar Townfair, LLC
                  between Cedar Shopping Centers Partnership, L.P. as sole member and Frank Ullman as special member, dated March 2004;
         (10.18) Limited Liability Company Agreement of Cedar Townfair Phase III, LLC between Cedar Shopping Centers Partnership, L.P. as sole member, dated March 2004;
         (10.19) Conditional Assignment of Management Agreement by Cedar Townfair, LLC and Wells Fargo Bank, N.A., made as of March 17, 2004;
         (10.20) Deed between Townfair Center Associates and Cedar Townfair, LLC dated March 16, 2004;
         (10.21) Deed between Townfair Center Associates, Phase III and Cedar Townfair Phase III, LLC dated March 16, 2004;
         (10.22) Deed between Dubois Realty Partners and Cedar Dubois, LLC, dated March 5, 2004;
         (10.23) Assignment and Assumption Agreement of Cedar Shopping Centers Partnership (Assignor), L.P. for Cedar Dubois, LLC ("Assignee") by and between Assignor and Dubois Realty Partners, L.P., dated March 5, 2004;
         (10.24) Assignment and Assumption of Leases and Security Deposits between Dubois Realty Partners, L.P. and Cedar Dubois, LLC, dated March 5, 2004;
         (10.25)  General Instrument of Transfer and Bill of Sale between
                  Dubois Realty Partners, L.P. and Cedar Dubois, LLC, dated March 5, 2004; and
         (99.1) Press Release issued by Cedar Shopping Centers, Inc. regarding purchase of Dubois Commons, Dubois, Pennsylvania and Townfair Center, Indiana, Pennsylvania, dated March 17, 2004.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CEDAR SHOPPING CENTERS, INC.





                                         By: /s/ Leo S. Ullman
                                            ------------------------------------
                                            Leo S. Ullman
                                            Chairman




Dated: March 22, 2004